Exhibit 10.28

FORM OF INDEMNIFICATION AGREEMENT

INDEMNIFICATION AGREEMENT, dated as of March 7, 2007 (the “Agreement”), between Domtar Corporation (formerly known as Weyerhaeuser TIA, Inc.), a Delaware corporation (the “Company”), and                                      (the “Indemnitee”).

WHEREAS, the Indemnitee has been requested by the Company to serve on the Board of Directors of the Company;

WHEREAS, it is essential to the Company to retain and attract as directors the most capable persons available;

WHEREAS, the Restated Certificate of Incorporation of the Company (the “Charter”) provides, among other things, for the indemnification of its directors to the fullest extent authorized by the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, each of the DGCL and the Charter provides that it is not exclusive of any other right any person may have and thereby contemplates that contracts may be entered into between the Company and the members of its Board of Directors which provide for broader indemnification rights;

WHEREAS, among other things, developments with respect to the terms and availability of Directors and Officers liability insurance (“D&O Insurance”), and with respect to the application, amendment and enforcement of statutory, certificate of incorporation and by-law indemnification provisions generally, have raised questions concerning the availability of such insurance and indemnification and, if available, the adequacy and reliability of the protection afforded to directors thereby; and

WHEREAS, in recognition of the Indemnitee’s need for protection against personal liability arising out of the Indemnitee’s service as a director of the Company and in order to enhance the Indemnitee’s service or continued service to the Company in an effective manner and in part to provide the Indemnitee with specific contractual assurance that indemnification will be available to the Indemnitee (regardless of, among other things, any amendment to such Charter, change in the composition of the Company’s Board of Directors, or acquisition transaction relating to the Company), and in order to induce the Indemnitee to provide or to continue to provide services to the Company as a director thereof, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses and other costs to the Indemnitee to the fullest extent permitted by the DGCL (as the same exists or may hereafter be revised, but, in the case of any such revision, only to the extent that such revision permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such revision, “Applicable Law”) and as set forth in this Agreement

NOW, THEREFORE, in consideration of the Indemnitee’s agreement to serve on the Board of Directors of the Company and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the following:

Section 1. Indemnification and Advancement of Expenses. (a) In the event that the Indemnitee is made a party or is threatened to be made a party to or is otherwise involved, whether or not a party thereto, in any action, suit, demand, arbitration or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”) or otherwise incurs or suffers any expense, liability, damage, costs, obligations, penalties or loss (including, without limitation, attorneys’ fees, judgments, fines and amounts paid or to be paid in settlement) (collectively, “Losses”), by reason of the fact that the Indemnitee had agreed to serve on the Board of Directors of the Company or is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, or otherwise relating to the establishment, actions, decisions, approvals or functioning of the Board of Directors of the Company or any of its subsidiaries, whether or not the basis of such proceeding is the Indemnitee’s alleged action or omission in an official capacity while serving as a director, officer, employee or agent of the Company, in any capacity as a nominee to, or possible member of, the Board of Directors of the Company or in any other capacity in connection with Indemnitee’s agreement to serve on and service on the Board of Directors of the Company, the Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted by Applicable Law against all Losses incurred or suffered by the Indemnitee in connection therewith and such indemnification shall inure to the benefit of the Indemnitee’s heirs, executors, administrators, conservators and guardians.

(b) The right to indemnification conferred hereunder shall include the right to be paid or reimbursed by the Company for any Losses from time to time incurred or suffered by the Indemnitee, including, without limitation, the reasonable expenses incurred in defending or otherwise being involved in any such proceeding or other action in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, except as provided in paragraph (c) of this Section 1, the Indemnitee shall not be entitled to be paid or reimbursed for any Losses or expenses in connection with proceedings initiated or brought voluntarily by the Indemnitee, unless such proceeding was authorized by the Board of Directors of the Company. The Indemnitee hereby agrees to repay all amounts so advanced if it shall ultimately be determined by a final judicial decision of a court having jurisdiction pursuant to Section 10 hereof from which there is no further right to appeal or as to which all right to appeal has expired (hereinafter a “final adjudication”), that the Indemnitee is not entitled to be indemnified for such Losses.

(c) If a claim under this Section 1 is not paid in full by the Company within 30 days after a written claim therefor by the Indemnitee (together with such invoices or other supporting documentation as may be reasonably requested by the Company) has been received by the Company in the case of advancement of expenses or 30 days after a written claim therefor by the Indemnitee (together with such invoices or other supporting documentation as may be reasonably requested by the Company) has been received by the Company in the case of any other right to indemnification hereunder, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. In any such suit or in a suit brought by the Company seeking to recover an advancement of expenses, the Indemnitee also shall be entitled to be paid the expense of prosecuting or defending such suit if the Indemnitee is successful in such claim or defense. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that there has been a final adjudication of a court having jurisdiction pursuant to Section 10 hereof that such indemnification is not provided for pursuant to this Section 1 and is not permitted by the organizational documents of the Company or by Applicable Law. Neither the failure of the Company to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met any applicable standard of conduct set forth under Applicable Law, nor an actual determination by the Company that the Indemnitee has not met any such applicable standard of conduct, shall be a defense to the suit or create a presumption that the Indemnitee has not met any applicable standard of conduct.

Section 2. Indemnification Procedures. (a) Promptly after receipt by the Indemnitee of notice of the commencement or the threat of commencement of any proceeding with respect to which the Indemnitee believes that the Indemnitee may be entitled to indemnification or the advancement of expenses under this Agreement, the Indemnitee shall notify in writing the Company of the commencement or the threat of commencement thereof; provided that the failure of the Indemnitee to give the Company notice shall not relieve the Company of its obligations hereunder unless and to the extent that (i) the Company is actually and materially prejudiced by the failure to give, or any delay in giving, such notice and (ii) none of the Company and its subsidiaries are party to, or had actual knowledge of, such proceeding. If at the time of the receipt of such notice from the Indemnitee the Company has D&O Insurance in effect under which coverage for such indemnifiable action is potentially available, the Company shall give prompt written notice of such indemnifiable action to the applicable insurers in accordance with the procedures set forth in the applicable policies. The Company shall provide to the Indemnitee a copy of such notice delivered to the applicable insurers and copies of all subsequent material correspondence between the Company and such insurers regarding such indemnifiable action, in each case promptly following the delivery or receipt thereof by the Company.

(b) Within thirty (30) calendar days after the receipt by the Company of a notice from the Indemnitee pursuant to Section 2(a) hereof of the commencement of a proceeding, the Company may elect by written notice to the Indemnitee to assume the defense of such proceeding, with counsel selected by the Company and reasonably satisfactory to the Indemnitee. After the approval of any such counsel by the Indemnitee, the Company will not be liable to the Indemnitee for any fees or disbursements of any other counsel incurred by the Indemnitee in connection with such proceeding; provided, however, that (i) the Indemnitee shall have the continued right to employ other counsel at the expense of the Indemnitee and (ii) the Company shall pay the fees and disbursements of such other counsel selected by the Indemnitee in the event that the Indemnitee at any time during the course of such proceeding reasonably concludes that there may be a conflict of interest in the defense of such proceeding between the Indemnitee and any other party represented by the counsel selected by the Company. If the Company shall not have elected to assume the defense of such proceeding, the Company shall be deemed to have waived any right it might otherwise have to assume such defense. The Company shall not settle any such proceeding without the prior written consent of the Indemnitee, which consent shall not be unreasonably withheld or delayed, unless such settlement provides for no adverse consequence or obligation against the Indemnitee other than monetary damages to be indemnified hereunder and includes as an unconditional term thereof the giving by the claimant or plaintiff of a release of the Indemnitee from all liability with respect to such proceeding. The Company shall not be obligated to indemnify the Indemnitee against amounts paid in settlement of any proceeding against the Indemnitee without the Company’s prior written consent, which shall not be unreasonably withheld.

Section 3. Partial Indemnification. If the Indemnitee is entitled under this Agreement to indemnification by the Company for some or a portion of any Losses but is not entitled, however, to indemnification for the full amount thereof, the Company shall indemnify the Indemnitee for such portion thereof which a court having jurisdiction pursuant to Section 10 hereof and in a final adjudication determines the Indemnitee is entitled.

Section 4. Presumptions and Effect of Certain Proceedings. (a) The termination of any proceeding, or of any claim, issue or matter therein, by settlement shall not of itself adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in accordance with any applicable standard of conduct.

(b) In the event of any dispute of any type whatsoever under this Agreement involving the obligations of the Company to indemnify or advance expenses to the Indemnitee, the Company shall have the burden of proving that the Company is not so obligated to indemnify or advance expenses to the Indemnitee. Without limiting the foregoing, for purposes of any determination as to whether the Indemnitee met any standard of conduct required by Applicable Law as a condition precedent to indemnification of the Indemnitee hereunder, the Indemnitee shall be deemed to have met the requisite standard if the Indemnitee’s action is based (x) on the good faith reliance on the records or books of account of the Company, including financial statements, or on information supplied to the Indemnitee by the officers of the Company in the course of their duties, or (y) on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company provided that the Indemnitee reasonably believes that such advice, information or records or reports are within such other person’s professional or expert competence . The provisions of this Section 4(b) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standards for indemnification set forth in this Agreement.

(c) The knowledge and/or actions or failure to act of any director, officer, agent or employee of the Company shall not be imputed to the Indemnitee for purposes of determining the right to indemnification under this Agreement

Section 5. Independent Contractual Right; Non-Exclusivity. (a) The right to indemnification and advancement of expenses conferred in this Agreement shall not be exclusive of, or limiting on, and shall be in addition to, any other right which the Indemnitee may have or hereafter acquire under any Applicable Law or any provision of the organizational documents of the Company, agreement, vote of stockholders or disinterested directors or otherwise.

(b) The right to indemnification and the advancement of expenses conferred in this Agreement is an independent contractual right and shall not be altered, changed or abrogated in any manner adverse to the Indemnitee by virtue of amendments to the organizational documents of the Company.

Section 6. Subrogation. In the event the Company makes any payment to the Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, and the Indemnitee shall execute such documents and do such acts as the Company may reasonably request to secure such rights and to enable the Company to bring suit to enforce such rights.

Section 7. Interpretation. The parties hereto intend for this Agreement to be interpreted and enforced so as to provide indemnification and advancement of expenses to the Indemnitee to the fullest extent now or hereafter permitted by Applicable Law and, in the event that the validity, legality or enforceability of any provision of this Agreement is in question, such provision shall be interpreted in a manner such that the provision will be valid, legal and enforceable.

Section 8. Amendment. No supplement, modification or amendment of this Agreement shall be binding unless expressed in a written document that refers to this Agreement executed in writing by both of the parties hereto and no waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof nor shall such waiver constitute a continuing waiver.

Section 9. Severability. If any provision of this Agreement is held by a court having jurisdiction pursuant to Section 10 hereof to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal, or unenforceable that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 7 hereof.

Section 10. Governing Law; Jurisdiction. (a) This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware, as applied to contracts between residents of Delaware entered into and to be performed entirely within Delaware.

(b) The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware (the “Court”) for all purposes in connection with any dispute, action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the Court (subject to the right of appeal to the appropriate appellate court); provided, however, that if the Court determines that it lacks subject matter jurisdiction despite this Section 10 and Applicable Law, then any dispute, action or proceeding instituted under this Agreement shall be transferred to any court of the United States located in the State of Delaware.

Section 11. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communications shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, or by overnight courier or similar service providing receipt against delivery, and shall be deemed received on the earlier of actual receipt or the third business day after the date on which it is so mailed. Addresses for notice to either party are as set forth on the signature page to this Agreement or as subsequently modified by written notice.

Section 12. Successors and Assigns; Survival of Rights. (a) This Agreement shall be binding upon the successors and assigns of the Company; provided that no assignment shall relieve the Company of its obligations under this Agreement. This Agreement shall inure to the benefit of and be enforceable by the Indemnitee and the Indemnitee’s heirs, executors, administrators, conservators and guardians.

(b) All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is an director, officer or other agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein. This Agreement shall not constitute an employment agreement, supersede any employment agreement to which the Indemnitee is a party or create any right of the Indemnitee to continued employment or appointment.

(c) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

[Remainder of Page Left Blank Intentionally—Signatures Follow]

IN WITNESS WHEREOF, the Company and the Indemnitee have executed this Indemnification Agreement in duplicate as of the day and year first above written.

DOMTAR CORPORATION

By
Name:
Title:

Address:

Indemnitee

Address: